Exhibit 99.1

Encore Capital Group Announces First Quarter 2016 Financial Results

•	GAAP EPS from continuing operations increases 11% to $1.12

•	Non-GAAP Economic EPS from continuing operations increases 13% to $1.31
SAN DIEGO, May 10, 2016 -- Encore Capital Group, Inc. (NASDAQ: ECPG), an international specialty finance company providing debt recovery solutions for consumers and property owners across a broad range of assets, today reported consolidated financial results for the first quarter ended March 31, 2016.
“Encore had a solid purchasing quarter, deploying $257 million globally, including $142 million in the United States. Returns in our U.S. core business are higher than last year, and year-to-date domestic purchases and commitments now total nearly $330 million,” said Kenneth A. Vecchione, President and Chief Executive Officer.
“For the quarter, our ROIC and adjusted operating income rose as Economic EPS grew 13%, to $1.31 per share. Collections and revenue growth helped move earnings higher, while strategic cost management and favorable tax settlements also provided benefit.”
“In addition, we completed the divestiture of Propel Financial Services, allowing us to deploy capital in opportunities with higher returns. This transaction also reduced our debt and increased our liquidity.”
Financial Highlights for the First Quarter of 2016:

•	Estimated Remaining Collections (ERC) grew 12% to $5.7 billion, compared to $5.1 billion at March 31, 2015.

•	Gross collections grew 5% to $448 million, compared to $425 million in the same period of the prior year.

•	Investment in receivable portfolios was $257 million, compared to $125 million in the same period of the prior year.

•	Total revenues increased 4% to $289 million, compared to $278 million in the same period of the prior year.

•
Total operating expenses increased 5% to $206 million, compared to $195 million in the same period of the prior year. Adjusted operating expenses increased 3% to $169 million, compared to $165 million in the same period of the prior year. Adjusted operating expenses per dollar collected for the portfolio purchasing and recovery business decreased to 37.7%, compared to 38.8% in the same period of the prior year.

•	Adjusted EBITDA increased 9% to $287 million, compared to $263 million in the same period of the prior year.

•	Total interest expense increased to $50.7 million, as compared to $42.3 million in the same period of the prior year, reflecting the financing of recent acquisitions and portfolio purchases in Europe.

•
GAAP income from continuing operations attributable to Encore was $28.9 million, or $1.12 per fully diluted share, as compared to $27.5 million, or $1.01 per fully diluted share in the same period of the prior year.

•	Adjusted income from continuing operations attributable to Encore increased 11% to $33.9 million, compared to $30.6 million in the same period of the prior year.

•
Adjusted income from continuing operations attributable to Encore per share (also referred to as Economic EPS) grew 13% to $1.31, compared to $1.16 in the same period of the prior year. In the first quarter of 2016, Economic EPS was not adjusted for shares associated with Encore’s

Encore Capital Group, Inc.

convertible notes. In calculating Economic EPS for the first quarter of 2015, 0.9 million shares associated with convertible notes that will not be issued but are reflected in the fully diluted share count were excluded for accounting purposes.

•	Available capacity under Encore’s revolving credit facility, subject to borrowing base and applicable debt covenants, was $228 million as of March 31, 2016, and total debt was $2.9 billion.

Conference Call and Webcast
Members of the public are invited to access the live webcast via the Internet by logging on at the Investor Relations page of Encore's website at www.encorecapital.com. To access the live, listen-only telephone conference portion, please dial (855) 541-0982 or (704) 288-0606.

For those who cannot listen to the live broadcast, a telephonic replay will be available for seven days by dialing (800) 585-8367 or (404) 537-3406 and entering the conference number 99266441. A replay of the webcast will also be available shortly after the call on the Company's website.

Non-GAAP Financial Measures
This news release includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has included adjusted income attributable to Encore and adjusted income attributable to Encore per share (also referred to as economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses this measure to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included information concerning adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company’s revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning adjusted operating expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. Adjusted income attributable to Encore, adjusted income attributable to Encore per share/economic EPS, adjusted EBITDA, and adjusted operating expenses have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this news release a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

About Encore Capital Group, Inc.
Encore Capital Group is an international specialty finance company that provides debt recovery solutions for consumers and property owners across a broad range of assets. Through its subsidiaries, Encore purchases portfolios of consumer receivables from major banks, credit unions and utility providers.

Encore partners with individuals as they repay their obligations, helping them on the road to financial recovery and ultimately improving their economic well-being. Encore is the first and only company of its kind to operate with a Consumer Bill of Rights that provides industry-leading commitments to consumers.

Encore Capital Group, Inc.

Headquartered in San Diego, the company is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P Small Cap 600 and the Wilshire 4500. More information about Encore can be found at http://www.encorecapital.com. More information about the Company’s Cabot Credit Management subsidiary can be found at http://www.cabotcm.com. Information found on the Company’s website or Cabot’s website is not incorporated by reference.

Forward Looking Statements
The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K and 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Contact:

Bruce Thomas
Vice President, Investor Relations
Encore Capital Group, Inc.
(858) 309-6442
bruce.thomas@encorecapital.com

FINANCIAL TABLES FOLLOW

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Condensed Consolidated Statements of Financial Condition
(In Thousands, Except Par Value Amounts)
(Unaudited)

	March 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$144,613	$123,993
Investment in receivable portfolios, net	2,486,978	2,440,669
Property and equipment, net	68,162	72,546
Deferred court costs, net	75,829	75,239
Other assets	157,533	148,762
Goodwill	890,504	924,847
Assets associated with discontinued operations	—	388,763
Total assets	$3,823,619	$4,174,819
Liabilities and equity
Liabilities:
Accounts payable and accrued liabilities	$238,203	$290,608
Debt	2,893,434	2,944,063
Other liabilities	27,975	59,226
Liabilities associated with discontinued operations	—	232,434
Total liabilities	3,159,612	3,526,331
Commitments and contingencies
Redeemable noncontrolling interest	39,948	38,624
Redeemable equity component of convertible senior notes	5,359	6,126
Equity:
Convertible preferred stock, $.01 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $.01 par value, 50,000 shares authorized, 25,508 shares and 25,288 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively	255	253
Additional paid-in capital	109,228	110,533
Accumulated earnings	569,183	543,489
Accumulated other comprehensive loss	(68,360)	(57,822)
Total Encore Capital Group, Inc. stockholders’ equity	610,306	596,453
Noncontrolling interest	8,394	7,285
Total equity	618,700	603,738
Total liabilities, redeemable equity and equity	$3,823,619	$4,174,819
The following table includes assets that can only be used to settle the liabilities of the Company’s consolidated variable interest entities (“VIEs”) and the creditors of the VIEs have no recourse to the Company. These assets and liabilities are included in the consolidated statements of financial condition above.

	March 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$62,539	$50,483
Investment in receivable portfolios, net	1,217,625	1,197,513
Property and equipment, net	18,145	19,767
Deferred court costs, net	35,782	33,296
Other assets	46,804	31,679
Goodwill	680,727	706,812
Assets associated with discontinued operations	—	92,985
Liabilities
Accounts payable and accrued liabilities	$99,010	$142,375
Debt	1,739,579	1,665,009
Other liabilities	687	839
Liabilities associated with discontinued operations	—	58,923

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Condensed Consolidated Statements of Income
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Revenues
Revenue from receivable portfolios, net	$270,094	$264,110
Other revenues	18,923	13,672
Total revenues	289,017	277,782
Operating expenses
Salaries and employee benefits	69,642	65,552
Cost of legal collections	54,308	54,998
Other operating expenses	26,343	24,326
Collection agency commissions	10,120	10,685
General and administrative expenses	35,239	31,197
Depreciation and amortization	9,861	8,137
Total operating expenses	205,513	194,895
Income from operations	83,504	82,887
Other (expense) income
Interest expense	(50,691)	(42,303)
Other income	7,124	2,117
Total other expense	(43,567)	(40,186)
Income before income taxes	39,937	42,701
Provision for income taxes	(10,148)	(14,614)
Income from continuing operations	29,789	28,087
(Loss) income from discontinued operations, net of tax	(3,182)	1,880
Net income	26,607	29,967
Net income attributable to noncontrolling interest	(913)	(542)
Net income attributable to Encore Capital Group, Inc. stockholders	$25,694	$29,425
Amounts attributable to Encore Capital Group, Inc.:
Income from continuing operations	$28,876	$27,545
(Loss) income from discontinued operations, net of tax	(3,182)	1,880
Net income	$25,694	$29,425

Earnings (loss) per share attributable to Encore Capital Group, Inc.:

Basic earnings (loss) per share from:
Continuing operations	$1.13	$1.06
Discontinued operations	$(0.12)	$0.07
Basic	$1.01	$1.13
Diluted earnings (loss) per share from:
Continuing operations	$1.12	$1.01
Discontinued operations	$(0.13)	$0.07
Diluted	$0.99	$1.08

Weighted average shares outstanding:
Basic	25,550	26,072
Diluted	25,868	27,315

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited, In Thousands)

	Three Months Ended March 31,
	2016	2015
Operating activities:
Net income	$26,607	$29,967
Adjustments to reconcile net income to net cash provided by operating activities:
Loss (income) from discontinued operations, net of income taxes	1,352	(1,880)
Depreciation and amortization	9,861	8,137
Non-cash interest expense, net	9,533	7,805
Stock-based compensation expense	3,718	5,905
Gain on derivative instruments	(5,399)	—
Deferred income taxes	(21,588)	(4,276)
Excess tax benefit from stock-based payment arrangements	—	(637)
Loss on sale of discontinued operations, net of tax	1,830	—
Reversal of allowances on receivable portfolios, net	(2,191)	(2,859)
Changes in operating assets and liabilities
Deferred court costs and other assets	1,233	(11,873)
Prepaid income tax and income taxes payable	18,824	4,847
Accounts payable, accrued liabilities and other liabilities	(14,023)	(15,081)
Net cash provided by operating activities from continuing operations	29,757	20,055
Net cash provided by (used in) operating activities from discontinued operations	2,096	(665)
Net cash provided by operating activities	31,853	19,390
Investing activities:
Cash paid for acquisitions, net of cash acquired	(675)	—
Proceeds from divestiture of business, net of cash divested	106,041	—
Purchases of receivable portfolios, net of put-backs	(280,990)	(143,239)
Collections applied to investment in receivable portfolios, net	180,796	164,217
Purchases of property and equipment	(2,252)	(4,271)
Other, net	1,191	(251)
Net cash provided by investing activities from continuing operations	4,111	16,456
Net cash provided by (used in) used in investing activities from discontinued operations	14,685	(11,965)
Net cash provided by investing activities	18,796	4,491
Financing activities:
Payment of loan costs	(1,395)	(4,279)
Proceeds from credit facilities	185,883	134,285
Repayment of credit facilities	(235,151)	(124,395)
Repayment of senior secured notes	(3,750)	(3,750)
Repayment of securitized notes	(935)	(6,625)
Taxes paid related to net share settlement of equity awards	(3,354)	(4,554)
Excess tax benefit from stock-based payment arrangements	—	637
Other, net	(2,785)	(3,592)
Net cash used in financing activities	(61,487)	(12,273)
Net (decrease) increase in cash and cash equivalents	(10,838)	11,608
Effect of exchange rate changes on cash	1,858	438
Cash and cash equivalents, beginning of period	153,593	124,163
Cash and cash equivalents, end of period	144,613	136,209
Cash and cash equivalents of discontinued operations, end of period	—	24,183
Cash and cash equivalents of continuing operations, end of period	$144,613	$112,026

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Supplemental Financial Information
Reconciliation of Adjusted Income Attributable to Encore to GAAP Net (Loss) Income Attributable to Encore, Adjusted EBITDA to GAAP Net (Loss) Income, and Adjusted Operating Expenses Related to Portfolio Purchasing and Recovery Business to GAAP Total Operating Expenses
(In Thousands, Except Per Share amounts) (Unaudited)

	Three Months Ended March 31,
	2016			2015
	$	Per Diluted Share— Accounting	Per Diluted Share— Economic	$	Per Diluted Share— Accounting	Per Diluted Share— Economic
GAAP net income from continuing operations attributable to Encore, as reported	$28,876	$1.12	$1.12	$27,545	$1.01	$1.04
Adjustments:
Convertible notes non-cash interest and issuance cost amortization, net of tax	1,804	0.07	0.07	1,666	0.06	0.07
Acquisition, integration and restructuring related expenses, net of tax	1,329	0.05	0.05	1,348	0.05	0.05
Settlement fees and related administrative expenses, net of tax	1,853	0.07	0.07	—	—	—
Adjusted income from continuing operations attributable to Encore	$33,862	$1.31	$1.31	$30,559	$1.12	$1.16

	Three Months Ended March 31,
	2016	2015
GAAP net income, as reported	$26,607	$29,967
Adjustments:
Loss (income) from discontinued operations, net of tax	3,182	(1,880)
Interest expense	50,691	42,303
Provision for income taxes	10,148	14,614
Depreciation and amortization	9,861	8,137
Amount applied to principal on receivable portfolios	177,711	160,961
Stock-based compensation expense	3,718	5,905
Acquisition, integration and restructuring related expenses	2,141	2,766
Settlement fees and related administrative expenses	2,988	—
Adjusted EBITDA	$287,047	$262,773

	Three Months Ended March 31,
	2016	2015
GAAP total operating expenses, as reported	$205,513	$194,895
Adjustments:
Stock-based compensation expense	(3,718)	(5,905)
Operating expenses related to non-portfolio purchasing and recovery business	(26,885)	(21,623)
Acquisition, integration and restructuring related expenses	(3,059)	(2,766)
Settlement fees and related administrative expenses	(2,988)	—
Adjusted operating expenses related to portfolio purchasing and recovery business	$168,863	$164,601